UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2008

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On June 24, 2008, Eastman Kodak Company issued a press release with respect to the receipt of an income tax refund and its Board of Directors’ approval of a share repurchase program, respectively.  A copy of the press release is attached hereto as Exhibit (99.1).

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibit

(99.1)	Press release issued by Eastman Kodak Company, dated June 24, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By: /s/ Diane E. Wilfong
--------------------------------
Diane E. Wilfong
Chief Accounting Officer and Controller
Date:  June 24, 2008

EASTMAN KODAK COMPANY
INDEX TO EXHIBIT

Exhibit No.

(99.1)	Press release issued by Eastman Kodak Company, dated June 24, 2008.